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                                                               EXHIBIT 10(C)(2)


                 The Colonial BancGroup, Inc. Stock Bonus and Retention Plan, included as Exhibit 10(C)(2) to the Registrant's Registration Statement on Form S-4, file no. 33-52952, is incorporated herein by reference.


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